UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 9, 2022

HCA Healthcare, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-11239	27-3865930
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Park Plaza, Nashville, Tennessee	37203
(Address of Principal Executive Offices)	(Zip Code)

(615) 344-9551

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	HCA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Issuance of $6,000,000,000 aggregate principal amount of senior secured notes

On March 9, 2022, HCA Inc. (the “Issuer”), a direct, wholly owned subsidiary of HCA Healthcare, Inc. (the “Parent Guarantor”), completed its issuance and sale of $6,000,000,000 aggregate principal amount of its senior secured notes, consisting of (i) $1,000,000,000 aggregate principal amount of 3 1/8% Senior Secured Notes due 2027 (the “2027 Notes”), (ii) $500,000,000 aggregate principal amount of 3 3/8% Senior Secured Notes due 2029 (the “2029 Notes”), (iii) $2,000,000,000 aggregate principal amount of 3 5/8% Senior Secured Notes due 2032 (the “2032 Notes”), (iv) $500,000,000 aggregate principal amount of 4 3/8% Senior Secured Notes due 2042 (the “2042 Notes”) and (v) $2,000,000,000 aggregate principal amount of 4 5/8% Senior Secured Notes due 2052 (the “2052 Notes” and, together with the 2027 Notes, the 2029 Notes, the 2032 Notes and the 2042 Notes, the “Notes”), each guaranteed on a senior unsecured basis by the Parent Guarantor and on a senior secured basis by certain of the Issuer’s subsidiaries (together with the Parent Guarantor, the “Guarantors”). The Notes were not registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any other jurisdiction. The Notes may not be offered or sold in the United States or to, or for the benefit of, U.S. persons, absent registration under, or an applicable exemption from, the registration requirements of the Securities Act and applicable state securities laws.

On March 9, 2022, the Notes were issued pursuant to an Indenture, dated as of August 1, 2011 (the “Base Indenture”), among the Issuer, the Parent Guarantor, Delaware Trust Company (as successor to Law Debenture Trust Company of New York), as trustee (the “Trustee”), and Deutsche Bank Trust Company Americas, as registrar, paying agent and transfer agent (the “Registrar”), as amended and supplemented by (i) the Supplemental Indenture No. 29, dated as of March 9, 2022, among the Issuer, the Guarantors, the Trustee and the Registrar, relating to the 2027 Notes (together with the Base Indenture, the “2027 Notes Indenture”), (ii) the Supplemental Indenture No. 30, dated as of March 9, 2022, among the Issuer, the Guarantors, the Trustee and the Registrar, relating to the 2029 Notes (together with the Base Indenture, the “2029 Notes Indenture”), (iii) the Supplemental Indenture No. 31, dated as of March 9, 2022, among the Issuer, the Guarantors, the Trustee and the Registrar, relating to the 2032 Notes (together with the Base Indenture, the “2032 Notes Indenture”), (iv) the Supplemental Indenture No. 32, dated as of March 9, 2022, among the Issuer, the Guarantors, the Trustee and the Registrar, relating to the 2042 Notes (together with the Base Indenture, the “2042 Notes Indenture”) and (v) the Supplemental Indenture No. 33, dated as of March 9, 2022, among the Issuer, the Guarantors, the Trustee and the Registrar, relating to the 2052 Notes (together with the Base Indenture, the “2052 Notes Indenture” and, together with the 2027 Notes Indenture, the 2029 Notes Indenture, the 2032 Notes Indenture and the 2042 Notes Indenture, the “Indentures”).

Net proceeds from the offering of the Notes, after deducting discounts to the initial purchasers of the Notes and estimated offering expenses, are estimated to be approximately $5.911 billion. The Issuer used a portion of the net proceeds from the offering of the Notes for the repayment of borrowings outstanding under its senior secured asset-based revolving credit facility, and intends to use a portion of the net proceeds for the redemption of all $1.250 billion outstanding aggregate principal amount of its 4.75% senior secured notes due 2023 and the remainder of the net proceeds for general corporate purposes, which may include the redemption of all or a portion of its 5.875% senior notes due 2023.

The following is a brief description of the terms of the Notes and the Indentures.

Maturity and Interest Payment Dates

The 2027 Notes will mature on March 15, 2027, the 2029 Notes will mature on March 15, 2029, the 2032 Notes will mature on March 15, 2032, the 2042 Notes will mature on March 15, 2042 and the 2052 Notes will mature on March 15, 2052. Interest on the Notes will be payable semi-annually, on March 15 and September 15 of each year, commencing on September 15, 2022, to holders of record on the preceding March 1 and September 1, as the case may be.

Ranking

The Notes are the Issuer’s senior secured obligations and: (i) rank senior in right of payment to any of its existing and future subordinated indebtedness, (ii) rank equally in right of payment with any of its existing and future senior indebtedness, (iii) are effectively senior in right of payment to any unsecured indebtedness to the extent of the collateral securing the Notes, (iv) are effectively equal in right of payment with indebtedness under its cash flow credit facility and the existing first lien notes to the extent of the collateral securing such indebtedness, (v) are effectively subordinated in right of payment to all indebtedness under its asset-based revolving credit facility to the extent of the shared collateral securing such indebtedness, and (vi) are structurally subordinated in right of payment to all existing and future indebtedness and other liabilities of its non-guarantor subsidiaries (other than indebtedness and liabilities owed to it or one of its subsidiary guarantors).

Guarantees

The Notes are fully and unconditionally guaranteed on a senior unsecured basis by the Parent Guarantor and on a senior secured basis by each of the Issuer’s existing and future direct or indirect wholly owned domestic subsidiaries that guarantees its obligations under its senior secured credit facilities (except for certain special purpose subsidiaries that only guarantee and pledge their assets under the Issuer’s asset-based revolving credit facility).

Security

The Notes and related subsidiary guarantees are secured by first-priority liens, subject to permitted liens, on certain of the assets of the Issuer and the subsidiary guarantors that secure the Issuer’s cash flow credit facility and the existing first lien notes on a pari passu basis, including: (i) substantially all of the capital stock of substantially all wholly owned first-tier subsidiaries of the Issuer or of subsidiary guarantors of the existing first lien notes (but limited to 65% of the stock of any such wholly-owned first-tier subsidiary that is a foreign subsidiary) subject to certain limited exceptions; and (ii) substantially all tangible and intangible assets of the Issuer and each subsidiary guarantor, other than (1) other properties that do not secure the Issuer’s senior secured credit facilities, (2) certain deposit accounts, other bank or securities accounts and cash, (3) leaseholds and certain other exceptions; provided that, with respect to the portion of the collateral comprised of real property, the Issuer will have up to 90 days following the issue date of the Notes to complete those actions required to perfect the first-priority lien on such collateral and (4) certain receivables collateral that only secures the Issuer’s asset-based revolving credit facility, in each case subject to exceptions, and except that the lien on properties defined as “principal properties” under the Issuer’s existing indenture dated as of December 16, 1993 so long as such indenture remains in effect, will be limited to securing a portion of the indebtedness under the Notes, the Issuer’s cash flow credit facility and the existing first lien notes that, in the aggregate, does not exceed 10% of the Issuer’s consolidated net tangible assets.

The Notes and the related subsidiary guarantees will be secured by second-priority liens, subject to permitted liens, on certain receivables of the Issuer and the subsidiary guarantors that secure the Issuer’s asset-based revolving credit facility on a first-priority basis.

In the event that each of Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“Standard & Poor’s”) issues an investment grade rating with respect to both the Notes and the “corporate family rating” (or comparable designation) for the Parent Guarantor and its subsidiaries, the collateral securing the Notes and the related subsidiary guarantees will be released. In addition, to the extent the collateral is released as security for the Issuer’s senior secured credit facilities, it will also be released as security for the Notes and for the related subsidiary guarantees. As of the date of this Current Report, Moody’s and Standard & Poor’s have issued an investment grade rating with respect to our senior secured notes but only Moody’s has issued an investment grade rating with respect to the “corporate family rating” (or comparable designation) for the Parent Guarantor and its subsidiaries. The Parent Guarantor and its subsidiaries currently have a positive ratings outlook from Standard & Poor’s, and in the event Standard & Poor’s upgrades its current “corporate family rating” (or comparable designation) of the Parent Guarantor and its subsidiaries, the conditions for the collateral and subsidiary guarantee releases will be met.

Covenants

The Indentures contain covenants limiting the Issuer’s and certain of its subsidiaries’ ability to: (i) create liens on certain assets to secure debt, (ii) engage in certain sale and lease-back transactions and (iii) in the case of the Issuer, consolidate, merge, sell or otherwise dispose of all or substantially all of its assets. These covenants are subject to a number of important limitations and exceptions.

Optional Redemption

The Indentures permit the Issuer to redeem some or all of the Notes at any time at the redemption prices set forth in the applicable Indenture.

Change of Control

Upon the occurrence of a change of control, as defined in the Indentures, each holder of the Notes has the right to require the Issuer to repurchase some or all of such holder’s Notes at a purchase price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to the repurchase date.

Events of Default

The Indentures also provide for events of default which, if any of them occurs, would permit or require the principal of and accrued interest on the Notes to become or to be declared due and payable.

Registration Rights Agreement

In addition, on March 9, 2022, the Issuer and the Guarantors entered into a registration rights agreement (the “Registration Rights Agreement”) with the initial purchasers of the Notes in connection with the above-described offering, pursuant to which the Issuer and the Guarantors have agreed to use their reasonable best efforts to consummate an offer to exchange each of the Notes for a new issue of the Issuer’s debt securities registered under the Securities Act, with terms substantially identical to those of the Notes, no later than the 548th day after March 9, 2022. If the registration obligations under the Registration Rights Agreement are not satisfied, the Issuer will be required to pay additional interest to the holders of the Notes under certain circumstances.

Intercreditor Arrangements

First Lien Intercreditor Agreement

Bank of America, N.A., as collateral agent for the existing first lien notes and obligations under the cash flow credit facility (the “First Lien Collateral Agent”), Bank of America, N.A., as authorized representative of the lenders under the cash flow credit facility, and Law Debenture Trust Company of New York, as authorized representative of the holders of the existing first lien notes, entered into a First Lien Intercreditor Agreement, dated as of April 22, 2009, with respect to the collateral (the “Collateral”) that secures the cash flow credit facility, the existing senior secured notes and the Notes, and may secure additional first lien obligations (“Additional First Lien Obligations”) permitted to be incurred under the Issuer’s debt instruments and designated as Additional First Lien Obligations for purposes of the First Lien Intercreditor Agreement, the Security Agreement and the Pledge Agreement. The Notes and related subsidiary guarantees became subject to the First Lien Intercreditor Agreement as of March 9, 2022. Pursuant to an Additional First Lien Secured Party Consent dated as of March 9, 2022, Bank of America, N.A. was also appointed as collateral agent for the holders of the Notes, and therefore the Notes and related subsidiary guarantees became subject to the First Lien Intercreditor Agreement as of that date.

Additional Receivables Intercreditor Agreement

In addition, the First Lien Collateral Agent and Bank of America, N.A., as collateral agent in connection with the asset-based revolving facility, entered into an Additional Receivables Intercreditor Agreement, dated as of March 9, 2022, by which the Notes are given the same ranking, rights, privileges and obligations with respect to certain receivables collateral that secures the asset-based revolving credit facility on a first-priority basis and the Notes, cash flow credit facility and the existing first lien notes on a second-priority basis.

The foregoing descriptions of the Notes, the Indentures (including the forms of the Notes), the Registration Rights Agreement and Security and Intercreditor Agreements are qualified in their entirety by the terms of the applicable agreements. Please refer to such agreements, which are incorporated herein by reference and attached hereto as Exhibits 4.1 through 4.16.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this report is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
4.1	Indenture dated as of August 1, 2011, among HCA Inc., the guarantors named on Schedule I thereto, Delaware Trust Company (as successor to Law Debenture Trust Company of New York), as trustee, and Deutsche Bank Trust Company Americas, as paying agent, registrar and transfer agent (filed as Exhibit 4.5 to the Registrant’s Registration Statement on Form S-3 (File No. 333-226709) and incorporated herein by reference)

4.2	Supplemental Indenture No. 29, dated as of March 9, 2022, among HCA Inc., HCA Healthcare, Inc., the subsidiary guarantors named therein, Delaware Trust Company, as trustee, and Deutsche Bank Trust Company Americas, as paying agent, registrar and transfer agent

4.3	Supplemental Indenture No. 30, dated as of March 9, 2022, among HCA Inc., HCA Healthcare, Inc., the subsidiary guarantors named therein, Delaware Trust Company, as trustee, and Deutsche Bank Trust Company Americas, as paying agent, registrar and transfer agent

4.4	Supplemental Indenture No. 31, dated as of March 9, 2022, among HCA Inc., HCA Healthcare, Inc., the subsidiary guarantors named therein, Delaware Trust Company, as trustee, and Deutsche Bank Trust Company Americas, as paying agent, registrar and transfer agent

4.5	Supplemental Indenture No. 32, dated as of March 9, 2022, among HCA Inc., HCA Healthcare, Inc., the subsidiary guarantors named therein, Delaware Trust Company, as trustee, and Deutsche Bank Trust Company Americas, as paying agent, registrar and transfer agent

4.6	Supplemental Indenture No. 33, dated as of March 9, 2022, among HCA Inc., HCA Healthcare, Inc., the subsidiary guarantors named therein, Delaware Trust Company, as trustee, and Deutsche Bank Trust Company Americas, as paying agent, registrar and transfer agent

4.7	Form of Global Notes representing the 2027 Notes (included in Exhibit 4.2)

4.8	Form of Global Notes representing the 2029 Notes (included in Exhibit 4.3)

4.9	Form of Global Notes representing the 2032 Notes (included in Exhibit 4.4)

4.10	Form of Global Notes representing the 2042 Notes (included in Exhibit 4.5)

4.11	Form of Global Notes representing the 2052 Notes (included in Exhibit 4.6)

4.12	Security Agreement, dated as November 17, 2006, and amended and restated as of March 2, 2009, among HCA Inc., the Subsidiary Grantors named therein and Bank of America, N.A., as Collateral Agent (filed as Exhibit 4.10 to the Registrant’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 (File No. 001-11239), and incorporated herein by reference)

4.13	Pledge Agreement, dated as of November 17, 2006, and amended and restated as of March 2, 2009, among HCA Inc., the Subsidiary Pledgors named therein and Bank of America, N.A., as Collateral Agent (filed as Exhibit 4.11 to the Registrant’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 (File No. 001-11239), and incorporated herein by reference)

4.14	First Lien Intercreditor Agreement, dated as of April 22, 2009, among Bank of America, N.A. as Collateral Agent, Bank of America, N.A. as Authorized Representative under the Credit Agreement and Law Debenture Trust Company of New York as the Initial Additional Authorized Representative (filed as Exhibit 4.5 to the Registrant’s Current Report on Form 8-K filed April 28, 2009, and incorporated herein by reference)

4.15	Additional Receivables Intercreditor Agreement, dated as of March 9, 2022, by and between Bank of America, N.A., as ABL Collateral Agent, and Bank of America, N.A., as First Lien Collateral Agent

4.16	Registration Rights Agreement, dated as of March 9, 2022, among HCA Inc., HCA Healthcare, Inc., the subsidiary guarantors named therein and Citigroup Global Markets Inc., BofA Securities, Inc., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC as representatives of the other several initial purchasers named therein

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCA HEALTHCARE, INC. (Registrant)

By:	/s/ John M. Hackett
John M. Hackett
Senior Vice President – Finance and Treasurer

Date: March 9, 2022